UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2021

AMERICAS TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39807	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16500 Dallas Pkwy #305

Dallas, TX 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (303) 885-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ATA.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ATA	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ATA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Separate Trading of Units, Class A Ordinary Shares and Warrants

As previously reported, on December 17, 2020, Americas Technology Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of an aggregate of 11,500,000 units (the “Units”), including 1,500,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of approximately $115,000,000.

On January 25, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Class A Ordinary Shares and Warrants comprising the Units commencing on January 28, 2021. Those Units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “ATA.U,” and the Class A Ordinary Shares and Warrants that are separated will trade on the NYSE under the symbols “ATA” and “ATA WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release dated January 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Jorge Marcos
Name: Jorge Marcos
Title: Chief Executive Officer

Dated: January 25, 2021